UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2003

CRANE CO.

(Exact name of registrant as specified in its charter)

DELAWARE	1-1657	13-1952290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 First Stamford Place, Stamford, CT.	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203)363-7300

N/A

(Former name or former address, if changed since last report)

ITEM 5. Other Events

On September 5, 2003, Crane Co. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a prospectus supplement (the “Prospectus Supplement”) relating to the issuance and sale in an underwritten public offering of $200,000,000 aggregate principal amount of the Company’s 5.50% Senior Notes Due 2013 (the “Notes”). The Notes are being sold off the Company’s Registration Statement on Form S-3 (File No. 333-74271) filed with the Commission on March 11, 1999 (the “Registration Statement”).

The Company is filing certain exhibits to the Registration Statement under cover of this Current Report on Form 8-K. See “Item 7. Financial Statements and Exhibits.”

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

1.1	Underwriting Agreement, dated as of September 3, 2003, by and among the Company, J.P. Morgan Securities Inc. and UBS Securities LLC (filed herewith).

4.1	Form of Note (filed herewith).

5.1	Opinion of Augustus I. duPont (filed herewith).

12	Statement Regarding Computation of Ratio of Earnings to Fixed Charges (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crane Co.

/s/ George S. Scimone
George S. Scimone
Vice President, Finance and Chief Financial Officer

Date:  September 8, 2003

EXHIBIT INDEX

Exhibit Number

1.1	Underwriting Agreement, dated as of September 3, 2003, by and among the Company, J.P. Morgan Securities Inc. and UBS Securities LLC (filed herewith).

4.1	Form of Note (filed herewith).

5.1	Opinion of Augustus I. duPont (filed herewith).

12	Statement Regarding Computation of Ratio of Earnings to Fixed Charges (filed herewith).